Filed Pursuant to Rule 497(e)
Registration No. 33-01719
THE GABELLI ASSET FUND
(the “Fund”)
Supplement dated November 29, 2010
to the Fund’s Prospectuses, each dated April 30, 2010
Effective December 1, 2010, Christopher Marangi will become Associate Portfoilo Manager of the Fund, managing a portion of the assets of the Fund. Mr. Marangi joined Gabelli Funds, LLC in 2003 as a research analyst covering the media and entertainment and business services sectors. In 2007 and 2010 respectively, he became an Associate Portfolio Manager of The Gabelli Value Fund and The Gabelli Global Multimedia Trust Inc. Mr. Marangi graduated magna cum laude and Phi Beta Kappa from Williams College and holds an MBA from the Columbia Graduate School of Business.